AMSOUTH FUNDS

                      Supplement dated May 14, 2004 to the
 Class A Shares and Class B Shares Prospectus and the Class I Shares Prospectus, each dated December 1, 2003, as supplemented February 2, 2004

This Supplement provides the following amended and supplemental information with respect to AmSouth International Equity Fund and supersedes any information to the contrary in the Class A Shares and Class B Shares Prospectus and the Class I Shares Prospectus:

AMSOUTH INTERNATIONAL EQUITY FUND

The third paragraph in the sub-section entitled "Risk/Return Summary - Principal Investment Strategies" on page 26 of each Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in the stocks of large companies in countries with developed markets. Under normal market conditions, the Fund invests in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Fund's assets are invested in such companies in any one country. The sub-advisor determines company size on a country or region specific basis and using primarily market capitalization. In the countries or regions authorized for investment, the sub-advisor first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. The sub-advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. As of the date of this supplement, on an aggregate basis for the Fund, the sub-advisor considers large companies to be those companies with a market capitalization of at least $669 million. This threshold will vary by country or region and will change with market conditions.

The Fund intends to purchase securities within each applicable country or region using a market capitalization weighted approach. The sub-advisor, using this approach and its best judgment, will seek to set country or region weights based on the relative market capitalization of eligible large companies within each country or region. When investing on a market capitalization weighted basis, the sub-advisor will use a market capitalization weighted approach which may include adjusting that weighting to consider such factors as free float, trading strategies, liquidity management and other factors that the sub-advisor determines appropriate, given market conditions. As a result, the weighting of certain countries in the Fund's portfolio may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.